SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2017

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  -  Results of Operations and Financial Condition

On Monday, January 23, 2017, Bank of the James Financial Group, Inc. (the “Company”) issued a press release announcing financial results for the three and 12 months ended December 31, 2016 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 2.06  -  Material Impairments

On January 17, 2017, the Board of Directors of the Bank of the James (the “Bank”), a wholly-owned subsidiary of the Company, concluded that the Bank should reserve $915,000 for one commercial lending relationship. The provision was made effective for the quarter and year ended December 31, 2016.

This relationship involves two outstanding loans to a commercial construction contractor with a principal balance on the two notes totaling approximately $915,000. The Bank has had a long-standing relationship with the borrower, who has consistently complied with its obligations as agreed. The Bank has received information related to the borrower’s business that led management to downgrade the loans to a “substandard” risk rating. After evaluating the Bank’s collateral position and other relevant facts, management deemed the loans to 100% impaired and therefore the Bank has added the full amount of the loans to the allowance for loan losses. The ultimate amount of the impairment may be lower depending on the amount the Bank ultimately receives from the borrower.

Reserving this amount resulted in a decrease in the Company’s earnings by approximately $604,000, or $0.14 per basic and diluted share for the three and 12 months ended December 31, 2016.

As of the date of this Current Report on Form 8-K, management does not anticipate recording additional specific impairment with respect to this relationship.

Item 8.01  -  Other Events

On January 17, 2017, the Board of Directors of the Company declared a quarterly cash dividend of $0.06 per share of common stock. The dividend will be paid on or about March 24, 2017, to stockholders of record as of the close of business on March 10, 2017. A copy of the Press Release dated January 23, 2017 announcing the declaration of the dividend is attached hereto as Exhibit 99.1.

Item 9.01  -  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired – not applicable

(b)	Pro forma financial information – not applicable

(c)	Shell company transactions – not applicable

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Bank of the James Financial Group, Inc. Press Release dated January 23, 2017

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 23, 2017	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Bank of the James Financial Group, Inc. Press Release dated January 23, 2017

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